QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 5, 2003
Date of Report (Date of earliest event reported)

FTD, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21277	13-3711271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3113 Woodcreek Drive, Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (630) 719-7800

Item 5.    Other Events

        On August 5, 2003, the Registrant issued the press release filed herewith as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD, Inc.
	By:	/s/ CARRIE A. WOLFE Carrie A. Wolfe Chief Financial Officer and Treasurer
Date: August 5, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 5, 2003

QuickLinks

  Item 5. Other Events
SIGNATURES
EXHIBIT INDEX